                       SCHEDULE 14A

          INFORMATION REQUIRED IN PROXY STATEMENT.

                 SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

             STRATEGIC GLOBAL INCOME FUND, INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                       STRATEGIC GLOBAL INCOME FUND, INC.
                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 18, 2004
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Strategic Global Income Fund, Inc. (the 'Fund') will be held on March 18, 2004 at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114 for the following purposes:

        (1) To elect eight (8) directors to serve until the annual meeting of shareholders in 2005, or until their successors are elected and qualified or until they resign or are otherwise removed; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 16, 2004. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

January 30, 2004
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and, in the proxies' discretion, either 'FOR' or 'AGAINST' any other business that may properly arise at the annual meeting. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                                 VALID SIGNATURE
                    ------------                                 ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                        John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o
      John B. Smith, Jr. UGMA/UTMA...................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr., Executor

                       STRATEGIC GLOBAL INCOME FUND, INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------

                                PROXY STATEMENT

                              -------------------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2004

    This proxy statement is furnished to the shareholders of Strategic Global Income Fund, Inc. (the 'Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on March 18, 2004, at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about
January 30, 2004.

    A majority of the shares outstanding on January 16, 2004, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the eight nominees for directors named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, January 16, 2004, the Fund had 18,258,828 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (US) Inc. ('UBS Global AM') or UBS Financial Services Inc., who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

    UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West
52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    The Fund's annual report containing financial statements for the fiscal year ended November 30, 2003, is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the eight nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees, except for Mr. Storms, was last elected director at the Fund's March 2003 Annual Meeting of Shareholders. Mr. Storms was appointed a director by the current board effective June 30, 2003, and is being nominated for election by shareholders at the March 2004 Annual Meeting. Mr. Storms previously served as a director of the Fund from 1999 to 2001. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all eight nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Directors, including those who are not 'interested persons' of the Fund as that term is defined in the Investment Company Act of 1940, as amended ('1940 Act') ('Independent Directors'), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (17 persons) beneficially owned any shares of the Fund on December 31, 2003.

Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                            LENGTH                                NUMBER OF
                             POSITION(S)      OF           PRINCIPAL         PORTFOLIOS IN FUND            OTHER
                              HELD WITH      TIME        OCCUPATION(S)        COMPLEX OVERSEEN         DIRECTORSHIPS
  NAME, ADDRESS, AND AGE         FUND       SERVED    DURING PAST 5 YEARS        BY NOMINEE           HELD BY NOMINEE
  ----------------------         ----       ------    -------------------        ----------           ---------------
INTERESTED DIRECTORS:
Margo N. Alexander*'D'; 56    Director      Since    Mrs. Alexander is      Mrs. Alexander is a    None
                                             1996    retired. She was an    director or trustee
                                                     executive vice         of 17 investment
                                                     president of UBS       companies (consisting
                                                     Financial Services     of 37 portfolios) for
                                                     Inc. (from March 1984  which UBS Global AM
                                                     to December 2002).     or one of its
                                                     She was chief          affiliates serves as
                                                     executive officer      investment advisor,
                                                     (from January 1995 to  sub-advisor or
                                                     October 2000), a       manager.
                                                     director (from
                                                     January 1995 to
                                                     September 2001) and
                                                     chairman (from March
                                                     1999 to September
                                                     2001) of UBS Global
                                                     AM (formerly known as
                                                     Mitchell Hutchins
                                                     Asset Management
                                                     Inc.).

Brian M. Storms*'D'; 49       Director      Since    Mr. Storms is chief    Mr. Storms is a        None
                              and            2003    executive officer of   director or trustee
                              Chairman of            UBS Global Asset       of 21 investment
                              the Board              Management --          companies (consisting
                              of                     Americas region        of 80 portfolios), and
                              Directors              (since July 2002).     serves as chairman of
                                                     Mr. Storms was chief   the boards of 17 of
                                                     executive officer,     those investment
                                                     president and/or       companies (consisting
                                                     chief operating        of 37 portfolios),
                                                     officer of UBS         for which UBS Global
                                                     Global AM and          AM or one of its
                                                     certain affiliated     affiliates serves as
                                                     asset management       investment advisor,
                                                     companies from 1999    sub-advisor or
                                                     to July 2002. From     manager.
                                                     1996 to 1999, he was
                                                     president of
                                                     Prudential
                                                     Investments.

INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 68      Director      Since    Mr. Armstrong is       Mr. Armstrong is a     None
c/o Willkie Farr &                           1996    chairman and           director or trustee
  Gallagher LLP                                      principal of R.Q.A.    of 17 investment
787 Seventh Avenue                                   Enterprises            companies (consisting
New York, New York                                   (management            of 37 portfolios) for
10019-6099                                           consulting firm)       which UBS Global AM
                                                     (since April 1991 and  or one of its
                                                     principal occupation   affiliates serves as
                                                     since March 1995).     investment advisor,
                                                                            sub-advisor or
                                                                            manager.

                                            LENGTH                                NUMBER OF
                             POSITION(S)      OF           PRINCIPAL         PORTFOLIOS IN FUND            OTHER
                              HELD WITH      TIME        OCCUPATION(S)        COMPLEX OVERSEEN         DIRECTORSHIPS
  NAME, ADDRESS, AND AGE         FUND       SERVED    DURING PAST 5 YEARS        BY NOMINEE           HELD BY NOMINEE
  ----------------------         ----       ------    -------------------        ----------           ---------------
David J. Beaubien; 69         Director      Since    Mr. Beaubien is        Mr. Beaubien is a      Mr. Beaubien is also
84 Doane Road                                2001    retired. From 1991 to  director or trustee    a director of IEC
Ware, MA 01082                                       2003, he was chairman  of 17 investment       Electronics, Inc., a
                                                     of Yankee              companies (consisting  manufacturer of
                                                     Environmental          of 37 portfolios) for  electronic
                                                     Systems, Inc., a       which UBS Global AM    assemblies.
                                                     manufacturer of        or one of its
                                                     meteorological         affiliates serves as
                                                     measuring systems.     investment advisor,
                                                                            sub-advisor or
                                                                            manager.

Richard R. Burt; 56           Director      Since    Mr. Burt is chairman   Mr. Burt is a          Mr. Burt is also a
1275 Pennsylvania Ave.,                      1996    of Diligence LLC       director or trustee    director of Hollinger
  N.W.                                               (international         of 17 investment       International Inc.
Washington, D.C. 20004                               information and        companies (consisting  (publishing), HCL
                                                     security firm) and     of 37 portfolios) for  Technologies, Ltd.
                                                     IEP Advisors           which UBS Global AM    (software and
                                                     (international         or one of its          information
                                                     investments and        affiliates serves as   technologies), The
                                                     consulting firm).      investment advisor,    Central European
                                                                            sub-advisor or         Fund, Inc., The
                                                                            manager.               Germany Fund, Inc.,
                                                                                                   IGT, Inc. (provides
                                                                                                   technology to gaming
                                                                                                   and wagering
                                                                                                   industry) and
                                                                                                   chairman of Weirton
                                                                                                   Steel Corp. (makes
                                                                                                   and finishes steel
                                                                                                   products). He is also
                                                                                                   a director or trustee
                                                                                                   of funds in the
                                                                                                   Scudder Mutual Funds
                                                                                                   Family (consisting of
                                                                                                   47 portfolios).

Meyer Feldberg; 61            Director      Since    Mr. Feldberg is Dean   Dean Feldberg is a     Dean Feldberg is also
Columbia University                          1992    and Professor of       director or trustee    a director of
101 Uris Hall                                        Management of the      of 35 investment       Primedia Inc.
New York, New York 10027                             Graduate School of     companies (consisting  (publishing),
                                                     Business, Columbia     of 51 portfolios) for  Federated Department
                                                     University (since      which UBS Global AM    Stores, Inc.
                                                     1989).                 or one of its          (operator of
                                                                            affiliates serves as   department stores),
                                                                            investment advisor,    Revlon, Inc.
                                                                            sub-advisor or         (cosmetics), Select
                                                                            manager.               Medical Inc.
                                                                                                   (healthcare services)
                                                                                                   and SAPPI, Ltd.
                                                                                                   (producer of paper).

                                            LENGTH                                NUMBER OF
                             POSITION(S)      OF           PRINCIPAL         PORTFOLIOS IN FUND            OTHER
                              HELD WITH      TIME        OCCUPATION(S)        COMPLEX OVERSEEN         DIRECTORSHIPS
  NAME, ADDRESS, AND AGE         FUND       SERVED    DURING PAST 5 YEARS        BY NOMINEE           HELD BY NOMINEE
  ----------------------         ----       ------    -------------------        ----------           ---------------
Carl W. Schafer; 68           Director      Since    Mr. Schafer is         Mr. Schafer is a       Mr. Schafer is also a
66 Witherspoon Street                        1996    president of the       director or trustee    director of Labor
#1100                                                Atlantic Foundation    of 17 investment       Ready, Inc.
Princeton, NJ 08542                                  (charitable            companies (consisting  (temporary
                                                     foundation) (since     of 37 portfolios) for  employment), Guardian
                                                     1990).                 which UBS Global AM    Life Insurance
                                                                            or one of its          Company Mutual Funds
                                                                            affiliates serves as   (consisting of 25
                                                                            investment advisor,    portfolios), the
                                                                            sub-advisor or         Harding, Loevner
                                                                            manager.               Funds (consisting of
                                                                                                   three portfolios),
                                                                                                   E.I.I. Realty
                                                                                                   Securities Trust
                                                                                                   (investment company)
                                                                                                   and Frontier Oil
                                                                                                   Corporation.

William D. White; 70          Director      Since    Mr. White is retired   Mr. White is a         None
P.O. Box 199                                 2001    (since 1994).          director or trustee
Upper Black Eddy, PA 18972                                                  of 17 investment
                                                                            companies (consisting
                                                                            of 37 portfolios) for
                                                                            which UBS Global AM
                                                                            or one of its
                                                                            affiliates serves as
                                                                            investment advisor,
                                                                            sub-advisor or
                                                                            manager.

---------

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

 'D' Mrs. Alexander and Mr. Storms are 'interested persons' of the Fund as defined in the 1940 Act by virtue of their current or former positions with UBS Global AM and/or any of its affiliates.

               INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES

                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                        DOLLAR RANGE      REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                         OF EQUITY           NOMINEE FOR WHICH UBS GLOBAL AM OR AN
                                         SECURITIES         AFFILIATE SERVES AS INVESTMENT ADVISOR,
               NOMINEE                   IN FUND'D'                SUB-ADVISOR OR MANAGER'D'
--------------------------------------  ------------   --------------------------------------------------
INTERESTED DIRECTORS:
Margo N. Alexander....................      None                                 Over $100,000
Brian M. Storms.......................      None                                  $1 - $10,000
INDEPENDENT DIRECTORS:
Richard Q. Armstrong..................      None                                 Over $100,000
David J. Beaubien.....................      None                                 Over $100,000
Richard R. Burt.......................      None                                          None
Meyer Feldberg........................      None                                 Over $100,000
Carl W. Schafer.......................      None                            $50,001 - $100,000
William D. White......................      None                             $10,001 - $50,000

---------

'D' Information regarding ownership of shares of the Fund is as of December 31, 2003; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2003.

    As of December 31, 2003, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

    The board of directors of the Fund met five times during the fiscal year ended November 30, 2003. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for, among other things: (i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; and (iv) reviewing the performance by certain of the Fund's service providers of their contracts and arrangements with the fund. A copy of the Audit and Contract Review Committee's charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract Review Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended November 30, 2003. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under the listing standards of the New York Stock Exchange. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit and Contract Review Committee met six times during the fiscal year ended November 30, 2003 and each member attended those meetings.

    The board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for selecting and nominating for consideration by the full Board candidates to be considered for election/appointment as additional Independent Directors of the Board. A copy of the Nominating Committee's charter is attached as Exhibit B. The Nominating Committee currently consists of Messrs. Feldberg, Schafer and White. None of the members of the Nominating Committee is an 'interested person' of the Fund as that term is defined in the 1940 Act. Each of the members of the Nominating Committee is independent as defined under the listing standards of the New York Stock Exhcange. The Nominating Committee did not meet during the fiscal year ended November 30, 2003. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. Currently, there are no vacancies. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. The Nominating Committee may consider a variety of factors in evaluating a potential nominee, but it has not set any specific minimum qualifications that must be met by a Nominating Committee-recommended director nominee. Other than as described in its charter, the Nominating Committee has not adopted a formal process for identifying and evaluating director nominees, including nominees recommended by security holders. The Nominating Committee does not evaluate nominees for director differently based on whether the nominee is recommended by a security holder.

    Shareholders may send other communications to the board by sending a letter to the chairperson of the Audit and Contract Review Committee, Mr. Richard Q. Armstrong, care of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099. The chairperson of the Audit and Contract Review Committee will evaluate which shareholder communications are relayed to the other board members. The Fund has not adopted a formal policy with regard to board members' attendance at annual meetings. Board members are welcome to attend annual meetings if they choose to do so. None of the board members attended the 2003 Annual Meeting of Shareholders. The board does not have a standing compensation committee.

    Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The chairperson of the Audit and Contract Review Committee receives annually $25,000. The chairperson of the Nominating Committee receives annually $10,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated according to the number of such funds (i.e., expense divided by number of funds yields per fund allocation). No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

    Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                              AGGREGATE           TOTAL
                                                             COMPENSATION   COMPENSATION FROM
NAME OF                                                          FROM          THE FUND AND
PERSON, POSITION                                              THE FUND*     THE FUND COMPLEX**
-----------------------------------------------------------  ------------   ------------------
Richard Q. Armstrong, Director.............................      $789            $112,500
David J. Beaubien, Director................................      $710            $100,000
Richard R. Burt, Director..................................      $710            $100,000
Meyer Feldberg, Director...................................      $700            $200,125
Carl W. Schafer, Director..................................      $710            $100,000
William D. White, Director.................................      $710            $100,000

---------

 'D' Only Independent Directors are compensated by the funds for which UBS
     Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation from the funds.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 * Represents fees paid to each director during the fiscal year ended November 30, 2003.

** Represents fees paid during the calendar year ended December 31, 2003 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

    The Fund's financial statements for the fiscal year ended November 30, 2003, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The Audit and Contract Review Committee and the board of directors of the Fund are expected to consider the selection of Ernst & Young as the independent auditors for the Fund for the fiscal year ended November 30, 2004 at their February 2004 meetings. Ernst & Young has been the Fund's independent auditors since the Fund's inception in October 1992. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders were approximately $37,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

ALL OTHER FEES

    There were approximately $109,100 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD   LENGTH OF       NUMBER OF PORTFOLIOS IN FUND COMPLEX
      NAME, ADDRESS, AND AGE         WITH THE FUND    TIME SERVED       FOR WHICH PERSON SERVES AS OFFICER
----------------------------------  ----------------  -----------  ---------------------------------------------
W. Douglas Beck*; 36                Vice President   Since 2003    Mr. Beck is an executive director and head of
                                                                   mutual fund product management of UBS Global
                                                                   AM (since 2002). From March 1998 to November
                                                                   2002, he held various positions at Merrill
                                                                   Lynch, the most recent being first vice
                                                                   president and co-manager of the managed
                                                                   solutions group. Mr. Beck is vice president
                                                                   of 20 investment companies (consisting of 78
                                                                   portfolios) for which UBS Global AM or one of
                                                                   its affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

Thomas Disbrow*; 37                 Vice President   Since 2000    Mr. Disbrow is a director and a senior
                                    and Assistant                  manager of the mutual fund finance
                                      Treasurer                    department of UBS Global AM. Prior to
                                                                   November 1999, he was a vice president of
                                                                   Zweig/Glaser Advisers. Mr. Disbrow is a
                                                                   vice president and assistant treasurer of
                                                                   17 investment companies (consisting of 37
                                                                   portfolios) for which UBS Global AM or one
                                                                   of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Amy R. Doberman*; 41                Vice President   Since 2000    Ms. Doberman is a managing director and
                                    and Secretary                  general counsel of UBS Global AM. From
                                                                   December 1997 through July 2000, she was
                                                                   general counsel of Aeltus Investment
                                                                   Management, Inc. Ms. Doberman is vice
                                                                   president and assistant secretary of five
                                                                   investment companies (consisting of 44
                                                                   portfolios) and vice president and
                                                                   secretary of 17 investment companies
                                                                   (consisting of 37 portfolios) for which
                                                                   UBS Global AM or one of its affiliates
                                                                   serves as investment advisor, sub-advisor
                                                                   or manager.

                                                                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD   LENGTH OF       NUMBER OF PORTFOLIOS IN FUND COMPLEX
      NAME, ADDRESS, AND AGE         WITH THE FUND    TIME SERVED       FOR WHICH PERSON SERVES AS OFFICER
----------------------------------  ----------------  -----------  ---------------------------------------------
David M. Goldenberg*; 37            Vice President     Since 2002  Mr. Goldenberg is an executive director and
                                     and Assistant                 deputy general counsel of UBS Global AM. From
                                       Secretary                   2000 to 2002 he was director, legal affairs
                                                                   at Lazard Asset Management. Mr. Goldenberg
                                                                   served in various capacities, including most
                                                                   recently as global director of compliance, at
                                                                   SSB Citi Asset Management Group from 1996 to
                                                                   2000. Mr. Goldenberg is vice president and
                                                                   secretary of five investment companies
                                                                   (consisting of 44 portfolios); and a vice
                                                                   president and assistant secretary of 17
                                                                   investment companies (consisting of 37
                                                                   portfolios) for which UBS Global AM, or one
                                                                   of its affiliates serves as investment
                                                                   advisor, sub-advisor or manager.

Kevin J. Mahoney*; 38               Vice President     Since 1999  Mr. Mahoney is a director and a senior
                                     and Assistant                 manager of the mutual fund finance department
                                       Treasurer                   of UBS Global AM. Prior to April 1999, he was
                                                                   the manager of the mutual fund internal
                                                                   control group of Salomon Smith Barney. Mr.
                                                                   Mahoney is a vice president and assistant
                                                                   treasurer of 17 investment companies
                                                                   (consisting of 37 portfolios) for which UBS
                                                                   Global AM or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

John Penicook**; 45                 Vice President     Since 2002  Mr. Penicook is a managing director and head
                                                                   of fixed income of UBS Global Asset
                                                                   Management (Americas) Inc. and UBS Global AM.
                                                                   Mr. Penicook is a vice president of three
                                                                   investment companies (consisting of three
                                                                   portfolios) for which UBS Global AM or one of
                                                                   its affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

Paul H. Schubert*; 41               Vice President     Since 1994  Mr. Schubert is an executive director and
                                     and Treasurer                 head of the mutual fund finance department of
                                                                   UBS Global AM. Mr. Schubert is treasurer and
                                                                   principal accounting officer of three
                                                                   investment companies (consisting of 41
                                                                   portfolios), a vice president and treasurer
                                                                   of 18 investment companies (consisting of 38
                                                                   portfolios), and treasurer and chief
                                                                   financial officer of one investment company
                                                                   (consisting of two portfolios) for which UBS
                                                                   Global AM or one of its affiliates serves as
                                                                   investment advisor, sub-advisor or manager.

                                                                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    POSITION(S) HELD   LENGTH OF       NUMBER OF PORTFOLIOS IN FUND COMPLEX
      NAME, ADDRESS, AND AGE         WITH THE FUND    TIME SERVED       FOR WHICH PERSON SERVES AS OFFICER
----------------------------------  ----------------  -----------  ---------------------------------------------
Joseph A.Varnas*; 36                   President       Since 2003  Mr. Varnas is a managing director (since
                                                                   March 2003); chief technology officer (since
                                                                   March 2001) and head of product, technology
                                                                   and operations of UBS Global AM (since
                                                                   November 2002). From 2000 to 2001, he was
                                                                   manager of product development in Investment
                                                                   Consulting Services at UBS Financial
                                                                   Services Inc. Mr. Varnas was a senior analyst
                                                                   in the Global Securities Research and
                                                                   Economics Group at Merrill Lynch from 1995 to
                                                                   1999. Mr. Varnas is president of 21
                                                                   investment companies (consisting of 79
                                                                   portfolios) for which UBS Global AM or one of
                                                                   its affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

Keith A. Weller*; 42                Vice President     Since 1995  Mr. Weller is a director and senior associate
                                     and Assistant                 general counsel of UBS Global AM. Mr. Weller
                                       Secretary                   is a vice president and assistant secretary
                                                                   of 17 investment companies (consisting of 37
                                                                   portfolios) for which UBS Global AM or one of
                                                                   its affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

---------

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois
   60606.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Varnas. This delayed report did not involve any transactions in the Fund's common stock but rather related to his election as an officer.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2005 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than October 1, 2004 and must satisfy other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

January 30, 2004

        ----------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
        ----------------------------------------------------------------

                                                                       EXHIBIT A

                  AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER
                     AMENDED AND RESTATED AS OF MAY 8, 2003

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Audit and Contract Review Committee (the 'Committee') of the Board of each fund (the 'Fund') advised by UBS Global Asset Management (US) Inc. ('UBS Global') listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) oversee the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors; and (d) review the performance by certain service providers and approve their contracts and arrangements with the Fund.

    With respect to its contract review function, the Committee will consider the performance of UBS Global, the Fund's adviser, administrator and distributor(1); the Fund's sub-advisors, if any; and, as deemed necessary or appropriate by the Committee, any other service providers. The Committee will determine whether compensation paid by the Fund pursuant to its contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered.

DUTIES AND RESPONSIBILITIES

    AUDIT OVERSIGHT

    The Fund's independent auditors are accountable to the Committee.

    The Committee shall:

    1. Approve, and recommend to the Board for the Board's ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

    2. Pre-approve (a) all audit and permissible non-audit services(2) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by

---------
(1) Open-end Funds only.

(2) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
    (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services;

    the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global or the Fund's officers).

 3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors' independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

 4. Review, in consultation with the independent auditors, the scope of the Fund's proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund's financial statements.

 5. Inquire of UBS Global and the independent auditors as to the Fund's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

 6. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement.

 7. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

 8. Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund's service providers.

 9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such

 ----------
(viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund ('Covered Service Providers') constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

       materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund's sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or 'deficiency' letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund's sub-adviser(s), if any, that relates to services rendered to the Fund.

   10. [Closed-end Funds only] Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by Fund officers or employees or Fund service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

   11. Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

   12. [Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global.

   13. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    CONTRACT REVIEW

    1. Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

    2. Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

    3. Meet with such representatives of the service providers as the Committee deems necessary.

    4. Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

    5. Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

    In performing its duties, the Committee shall be provided by UBS Global, the Fund's sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers and, as it determines necessary to carry out its duties and at the Fund's expense, may engage outside advisors and consultants. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

COMPOSITION

    The Committee shall be composed of each Board member who has been determined not to be an 'interested person,' as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ('1940 Act'), of the Fund (the 'Independent Board Members'). Each member of the Committee must also meet the independence and experience requirements as set forth in
Section 303.01(b)(2)(a) of the New York Stock Exchange's Listed Company Manual. The Committee shall elect a chairperson, who shall preside over Committee meetings (the 'Chairperson'). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.(3)

    In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an 'audit committee financial expert,' as determined under the rules of the Securities and Exchange Commission.
Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund's counsel, UBS Global, the Fund's sub-adviser(s), if any, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund's officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

    One-third of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

    While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not

---------
(3) In the case of a newly-organized UBS fund, the Chairperson's term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct 'field work' or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information;
(b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund's financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

    In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This Charter may be amended by a vote of a majority of the Board members.

                                                                      APPENDIX A

UBS Managed Investments Trust

UBS Managed Municipal Trust

UBS Series Trust

Liquid Institutional Reserves

UBS Investment Trust

UBS Index Trust

UBS Municipal Money Market Series

UBS Money Series

UBS Securities Trust

UBS PACE Select Advisors Trust

UBS Cashfund Inc.

UBS RMA Money Fund Inc.

UBS RMA Tax-Free Fund Inc.

UBS Master Series, Inc.

UBS Financial Sector Fund Inc.

Strategic Global Income Fund, Inc. *

Global High Income Dollar Fund Inc. *

Investment Grade Municipal Income Fund Inc. *

Insured Municipal Income Fund Inc. *

Managed High Yield Plus Fund Inc. *

---------

* Closed-end Funds. The duties and responsibilities of paragraphs 10 and 12 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                                                      APPENDIX B

                 AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

    An 'audit committee financial expert' is a person who has the following attributes:

          an understanding of generally accepted accounting principles and financial statements;

          the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

          experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

          an understanding of internal controls and procedures for financial reporting; and

          an understanding of audit committee functions.

    A person must have acquired such attributes through one or more of the following:

          education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

          experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

          experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

          other relevant experience.

                                                                       EXHIBIT B

                          NOMINATING COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

    The Nominating Committee (the 'Committee') of the Boards of Trustees and Boards of Directors (collectively, the 'Boards') of the funds for which Brinson Advisors, Inc. ('Brinson Advisors')* serves as investment adviser or investment manager (each, a 'Fund' and collectively, the 'Funds') is hereby established on this the 20th day of September, 2001. The purpose of the Committee is to select and nominate for consideration by the full Boards individuals to be considered for election as independent Trustees or independent Directors, as applicable, of the Funds.

    In performing its duties, the Committee shall have unrestricted access to the Funds' officers, Trustees and Directors and the senior management of Brinson Advisors.

COMPOSITION

    The Committee shall be composed of four** of the independent Trustees/Directors of the Funds selected by the Boards. The Boards shall elect a chairperson, who shall preside over Committee meetings (the 'Chairperson'). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years. Each other committee member appointed at the time of the establishment of the Committee shall also serve for an initial interim term of one year. Thereafter, committee members shall serve for successive terms of three years.

MEETINGS

    The Committee shall meet as it deems necessary and appropriate to fulfill its purpose and as circumstances require. An agenda shall be established for each meeting. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

    A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

AMENDMENTS

    This charter may be amended by a vote of a majority of the Committee members.

---------
 * Brinson Advisors, Inc. is now known as UBS Global Asset Management (US) Inc.

** The Nominating Committee is comprised of three directors as of the date of this proxy statement.

-------------------
  STRATEGIC GLOBAL
  INCOME FUND, INC.
-------------------


                                                    --------------------------
PROXY                                                         STRATEGIC GLOBAL
STATEMENT                                                    INCOME FUND, INC.
                                                    --------------------------


                                                    --------------------------
                                                    NOTICE OF
                                                    ANNUAL MEETING
                                                    TO BE HELD ON
                                                    MARCH 18, 2004
                                                    AND
                                                    PROXY STATEMENT
                                                    --------------------------

                                                                    COMMON STOCK
                                                                       PROXY

                       STRATEGIC GLOBAL INCOME FUND, INC.

                Annual Meeting of Shareholders - March 18, 2004


     The undersigned hereby appoints as proxies Keith A. Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Directors of Strategic Global Income Fund, Inc.


                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

-----------                                                         -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                         -----------

       Please mark
[x]    vote as in
       this example.


The Board of Directors recommends a vote "FOR"

1. To elect as directors:

Nominees: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
          (03) David J. Beaubien, (04) Richard R. Burt,
          (05) Meyer Feldberg, (06) Carl W. Schafer,
          (07) Brian M. Storms and (08) William D. White.


  FOR                                WITHHOLD
  ALL       [ ]                [ ]   FROM ALL
NOMINEES                             NOMINEES


    ----------------------------------------
[ ] For all nominees except as written above


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

This proxy will not be voted unless it is dated and signed exactly as instructed below:

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

Sign exactly as name appears hereon.

Signature (if held jointly): _________________ Date: __________ Signature:____________________ Date: _________



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'